Exhibit 10.59.2

SECOND AMENDMENT TO MASTER LEASE AND SECURITY AGREEMENT

This Second Amendment to Master Lease and Security Agreement (this “Amendment”) is dated as of May 16, 2011 and is among the parties hereto from time to time as set forth on Exhibit A hereto (as their interests may appear, collectively, “Lessor”) and HCR III Healthcare, LLC, a Delaware limited liability company (collectively, and jointly and severally, “Lessee”).

RECITALS

A.            Lessor and Lessee entered into that certain Master Lease and Security Agreement dated as of April 7, 2011 (the “Original Lease”) and that certain First Amendment to Master Lease and Security Agreement of even date therewith (the “First Amendment” and together with the Original Lease as amended thereby, the “Lease”), for the premises more particularly described in the Lease.

B.            Lessor and Lessee desire to amend the Lease to correct a scrivener’s error with respect to the Commencement Date contained in the First Amendment.

AGREEMENT

Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Lease.  Lessor and Lessee hereby agree as follows:

1.             Notwithstanding anything to the contrary contained in the First Amendment, the Commencement Date of the Lease was April 7, 2011.

Except as amended hereby, the Lease remains in full force and effect in all respects.  This Amendment may be executed in any number of counterparts, all of which together shall constitute one and the same instrument.

[Remainder of Page Left Blank Intentionally]

1

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.

LESSOR:

HCP PROPERTIES, LP,
a Delaware limited partnership

By:	HCP I-B Properties, LLC,
a Delaware limited liability company, its General Partner

HCP WEST VIRGINIA PROPERTIES, LLC, a Delaware limited liability company

HCP PROPERTIES OF ALEXANDRIA VA, LLC, a Delaware limited liability company

HCP PROPERTIES OF ARLINGTON VA, LLC, a Delaware limited liability company

HCP PROPERTIES OF MIDWEST CITY OK, LLC, a Delaware limited liability company

HCP PROPERTIES OF OKLAHOMA CITY (NORTHWEST), LLC, a Delaware limited liability company

HCP PROPERTIES OF OKLAHOMA CITY (SOUTHWEST), LLC, a Delaware limited liability company

HCP PROPERTIES OF TULSA OK, LLC, a Delaware limited liability company

[Signature Page to Second Amendment of Master Lease and Security Agreement]

HCP PROPERTIES-ARDEN COURTS OF ANNANDALE VA, LLC, a Delaware limited liability company

HCP PROPERTIES-CHARLESTON OF HANAHAN SC, LLC, a Delaware limited liability company

HCP PROPERTIES-COLUMBIA SC, LLC, a Delaware limited liability company

HCP PROPERTIES-FAIR OAKS OF FAIRFAX VA, LLC, a Delaware limited liability company

HCP PROPERTIES-IMPERIAL OF RICHMOND VA, LLC, a Delaware limited liability company

HCP PROPERTIES-LEXINGTON SC, LLC, a Delaware limited liability company

HCP PROPERTIES-MEDICAL CARE CENTER-LYNCHBURG VA, LLC, a Delaware limited liability company

HCP PROPERTIES-OAKMONT EAST-GREENVILLE SC, LLC, a Delaware limited liability company

HCP PROPERTIES-OAKMONT OF UNION SC, LLC, a Delaware limited liability company

HCP PROPERTIES-OAKMONT WEST-GREENVILLE SC, LLC, a Delaware limited liability company

[Signature Page to Second Amendment of Master Lease and Security Agreement]

HCP PROPERTIES-STRATFORD HALL OF RICHMOND VA, LLC, a Delaware limited liability company

HCP PROPERTIES-WEST ASHLEY-CHARLESTON SC, LLC, a Delaware limited liability company

HCP MARYLAND PROPERTIES, LLC, a Delaware limited liability company

By:	/s/ Susan M. Tate
Name: Susan M. Tate
Title: Executive Vice President

[Signatures continued on next page]

[Signature Page to Second Amendment of Master Lease and Security Agreement]

LESSEE:

HCR III HEALTHCARE, LLC,
a Delaware limited liability company

By:	/s/ Richard A. Parr
Name: Richard A. Parr
Title: Vice President

The undersigned Guarantor hereby consents to this Amendment and reaffirms to Lessor that its obligations under the Guaranty dated April 7, 2011, remain in full force and effect with respect to the Lease as amended hereby.

HCR MANORCARE, LLC,
a Delaware limited liability company

By:	/s/ Steven M. Cavanaugh
Name: Steven M. Cavanaugh
Title: Executive Vice President

[Signature Page to Second Amendment of Master Lease and Security Agreement]